ETF5 P2 09/23

SUPPLEMENT DATED SEPTEMBER 11, 2023

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2023

OF

FRANKLIN FTSE FRANCE ETF

FRANKLIN FTSE ITALY ETF

FRANKLIN FTSE SOUTH AFRICA ETF

(each a series of Franklin Templeton ETF Trust)

On September 7, 2023, the Board of Trustees of Franklin Templeton ETF Trust, on behalf of the Franklin FTSE France ETF, Franklin FTSE Italy ETF, and Franklin FTSE South Africa ETF (each a “Fund” and together, the “Funds”), approved a proposal to liquidate and dissolve the Funds. The liquidation is anticipated to occur on or about November 16, 2023.

After the close of business on October 19, 2023, the Funds will no longer accept creation orders. Trading in the Funds on NYSE Arca, Inc. (NYSE Arca) will be halted prior to market open on November 10, 2023. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about November 16, 2023.

When the Funds are in the process of liquidating their portfolios, which is anticipated to commence prior to November 10, 2023, the Funds will hold cash and securities that may not be consistent with the Funds’ investment goals and strategies.

Shareholders may sell their shares of a Fund on NYSE Arca until the market close on November 9, 2023 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Funds’ shares will no longer trade on NYSE Arca after market close on November 9, 2023, and the shares will be subsequently delisted. At the time the liquidation of the Funds is complete, shares of the Funds will be individually redeemed. Shareholders who do not sell their shares of a Fund before market close on November 9, 2023 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about November 16, 2023.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, a Fund may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisers regarding the effect of a Fund’s liquidation in light of their individual circumstances.

Please retain this supplement for future reference.